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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 2000


                           GREAT PLAINS SOFTWARE, INC.

            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          MINNESOTA                    000-22703               45-0374871
-----------------------------   -----------------------    -------------------
 (State or other jurisdiction   (Commission file number)    (IRS employer
       of incorporation)                                   identification No.)

                1701 S.W. 38th Street, Fargo, North Dakota 58103

                -------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (701) 281-0550

                                 Not Applicable

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On January 7, 2000, RealWorld Corporation was merged with and into
Great Plains Software, Inc. Additional information concerning the merger is contained in the press release being filed as Exhibit 99.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.

         None required.

(b)  Pro forma financial information.

         None required.

(c)  Exhibits.

         Number            Description
         ------            -----------

          99.1             Press release dated January 6, 2000


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREAT PLAINS SOFTWARE, INC.

Date: January 24, 2000            By:    /s/ Douglas J. Burgum
      ----------------                 --------------------------------
                                              Douglas J. Burgum
                                       CHAIRMAN OF THE BOARD, PRESIDENT
                                         AND CHIEF EXECUTIVE OFFICER

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                        INDEX TO EXHIBITS

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
     Number        Description
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
      99.1         Press release dated January 6, 2000